EXHIBIT 99.1

INVESTOR PRESENTATION Nasdaq: DUOT SEPTEMBER 2021

2 Safe Harbor Statement This presentation, as well as other written or oral statements made from time to time, includes “forward - looking statements” . Forward - looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and results of operations, business strategy and plans and objectives of management for future operations . Forward - looking statements reflect our current views with respect to future events . The words “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “project,” “estimate,” “plans,” “continuing,” or the negative of these words and similar expressions identify forward - looking statements . These forward - looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward - looking statements . All forward - looking statements involve risks, assumptions and uncertainties . You should not rely upon forward - looking statements as predictors of future events . The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control . Actual results may differ materially from expected results . These risks, assumptions and uncertainties are not all of the important factors that could cause actual results to differ materially from those expressed in any of our forward - looking statements . Other known as well as unknown or unpredictable factors also could harm our results . All of the forward - looking statements we have included in this presentation are based on information available to us on the date of this presentation . We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward - looking statements, whether as a result of new information, future events or otherwise . In light of these risks, uncertainties and assumptions, the forward - looking events discussed in this presentation might not occur . Any reference to financial projections in this presentation, if any, are for illustrative purposes only and are based upon certain hypothetical assumptions, which we believe are reasonable as of the date of this presentation . The selection of assumptions requires the exercise of judgment and is subject to uncertainty due to the effect that economic or other changes may have on future events . The assumptions used for the projections in this presentation, if any, are those we believe to be most significant to the projections . Nasdaq: DUOT

3 Company Overview DUOT YouTube Video showcasing r i p ® | https://www.youtube.com/watch?v= RbARlQz5sto

Company Overview

5 Who We Are Headquartered in Jacksonville, FL Staff of 55 employees Over 1/3 are technical (engineering, software/AI) Originally founded 1990 ; advanced technology since 2001 We design, develop, & deploy Turnkey Intelligent Technologies Artificial Intelligence (AI) Analytics (AI) Intelligent Sensor & Data Acquisition Systems (DAS) (DAS) Enterprise Information Management (EIM) (EIM) Nasdaq: DUOT

6 duos Team Charles (Chuck) Ferry Chief Executive Officer Nasdaq: DUOT Scott Carns Chief Commercial Officer Ben Eiser Chief Operating Officer Adrian Goldfarb Chief Financial Officer Connie Weeks Chief Accounting Officer • Over 35 years of military and private - sector leadership • Previously CEO for APR Energy • Previously GM for ARMA Global • 26 years Army veteran Infantry, ranger & special operations commander Key member of the Duos team for over 20 years & Army veteran Inventor & innovator of most technology systems at Duos Global projects leadership to ensure on - time, under budget deployment 21 years Army veteran Airborne Infantry & Ranger Unit Leader Over 40 years business experience in technology companies including over 12 years as CFO of public companies Key member of the Duos team for 35 years Responsible for all aspects of financial reporting, internal controls, and auditing Jeff Necciai VP, Product Innovation Over 25 years of experience in designing, developing, and delivering value - driven technology solutions across a wide range of industries

7 duos Timeline We provide end - to - end solutions to address client needs Duos Differentiator 2013 2001 Duos Technologies, Inc. 2008 Launched ic a s ™ 2007 1 st Generation r i p ® Nasdaq: DUOT 2018 2 nd Generation r i p ® 2019 Launched al i s ® 2020 Launched true vue360 ™ Integrate AI 2021 Exchange Listed NASDAQ:DUOT 11 r i p ® portals (3 rd Generation) oblique vue ™

8 What Does duos Do Nasdaq: DUOT Duos deploys cutting - edge technologies that transform precision railroading , logistics , and intermodal operations for our customers. With benefits such as: ▪ Improved Safety ▪ Greater Productivity ▪ Improved Yard & Network Fluidity ▪ Increased System Velocity ▪ Improved Physical Security …most importantly, make it a more reliable & safer operation.

Market & Business Dynamics

10 Our Strategy Nasdaq: DUOT ▪ Revenue growth with Industry focus in Rail - Logistics & U.S. Government sectors ▪ Improve project execution, customer satisfaction and speed ▪ Focus on meeting FRA and AAR standards to widen available market ▪ Offer new pricing models that increase recurring revenue and improve profitability ▪ Form strategic partnerships that improve market access & credibility ▪ Performance - based work force to incentivize high achievement

11 duos Industry Solutions 10 18 Trademarks* Our Products are Industry Agnostic with current focus on: Rail Transportation Our intellectual property Commercial & Industrial Government Nasdaq: DUOT *granted &/or pending “+1 from 2021” Patents*

Our Rail Solution

Railcar Inspection Portal (rip®)

modules

rip® is a **modular** intelligent visualization system that provides **real-time**, high resolution, **four-sided 360° imagery** of railcars at high speeds.

apis® Automated Pantograph Inspection System

vue® Vehicle Undercarriage Examiner

t-vue™ Thermal Vehicle Undercarriage Examiner

obliquevue™ Oblique Vehicle Undercarriage Examiner



***automated mechanical inspection** while traveling at high speeds before train enters a yard*


Pano Cam
Car Cutting Subsystem
Oblique Cam
Truck Cam
lss™ Linear Speed Sensor
vue® Vehicle Undercarriage Examiner
High Intensity LED Lights

duostech
connected intelligence
12

13 Our Rail Solution Railcar Inspection Portal ( r i p ® )

14 New Perspectives Railcar Inspection Portal ( r i p ® ) new subsystems to enhance r i p ® imaging systems & capture 4 25 new angles of a railcar ▪ Overhead Coupler Camera Subsystem ▪ Side Zoomed Truck System ▪ Oblique Camera System oblique vue ™ System

15 The North American Rail Market NORTH AMERICAN RAIL NETWORK US & CANADA RAIL YARDS Significant Growth Opportunity, Revenue Drivers Nasdaq: DUOT 140,000 track miles: est. # of r i p ® = 150

16 The Current Railcar Inspection Process NORTH AMERICAN AMERICAN RAIL RAIL MARKET DATA 60B Freight Rail /yr. 1.56M Freight Cars 26,500 Locomotives 140,000 Miles of Class 1 Track 500 + Freight Rail Yards 21 Regional Railroads 510 Local Railroads $ Source: US Federal Railroad Administration 16 Federal Railroad Administration (FRA) Railcar mandated inspections ▪ Each railcar requires inspection prior to leaving a rail yard ▪ Currently conducted manually inside rail yards ▪ Average dwell time: 1.5 to up to 3 hours per train duos invented the automated railcar inspection portal technology ▪ Industry is rapidly adopting this new technology, introducing automation ▪ Precision railroading requires change in maintenance strategies

17 ADDS Value to Maintenance Processes Nasdaq: DUOT How our Railcar Inspection platform Source: - https://www.progressiverailroading.com/federal_legislation_regulation/news/AAR - endorses - FRA - rule - on - continuous - rail - inspection - technology -- 61467 duos production system at Class 1 customer ▪ FRA recently issued final ruling allowing use of ultrasonic rail inspection technology ▪ FRA & AAR are focused on developing “ modernized standards to allow railroads to implement innovative inspection methods ” ▪ Class I railroads are actively working with US, Canadian, & Mexican regulators to integrate duos technology into their operational landscape 17

18 Achievements & Improvements Last Six Months Significant, Global Market Opportunities * • Combined North American markets exceed $100B • $60B North American Rail Industry • $53B Enterprise Information Management (EIM) Market • $ 2B Video Analytics Market * Multiple sources previously cited Growing, Large Cap Customer Base • Number of large installations already deployed • More expected in 2021/2022 • Upgrades to existing installations expected to be major revenue contributor • >$50M pipeline with 24 months conversion to revenue Improving Financial Position • 2021 expected revenue of $8 - $9 million (COVID delays) • Next 12 months revenue guidance of $18.0 million • Growing recurring revenues • No debt Strong Rail Industry Tailwinds • Industry moving toward automation • Optimization focus to reduce costs, increase safety and improve efficiency • Growing opportunities in rail transportation Superior, Proprietary Technology • Spent majority of 2021 on further developing in - house technologies to enable exponential scaling in 2021 – 2022 • New product oblique vue ™ – advanced Visual analysis as a response to customer requirement. Built for the Future • Launched AI and deep learning capability true vue 360 TM in 2019; revenues in 2021 • Proprietary platform compatible with 3rd party applications • Transition to software focus should lead to increased margins and recurring revenues Nasdaq: DUOT

Financial Performance

20 Consolidated Income Statement (in ‘000s) 1H 2021 (Unaudited) 1H 2020 (Unaudited) FY 2020 (Audited) FY 2021 (Guidance) Revenues $ 2,803 $ 2,973 $ 8,039 $8,000 - $9,000 Cost of Revenues 4,916 3,441 5,253* Gross Margin (2,113) (468) 2,786* Operating Expenses 2,658 3,047 9,421* Income (Loss) from Operations (4,771) (3,515) (6,634)** Other Income (Expense) 1,412*** (98) (113) Net Income (Loss) ($3,359) ($3,613) ($6,747) EPS (LPS) ($0.95) ($1.16) ($2.03) Weighted Average Shares Outstanding 3,545 3,107 3,320 2021 FINANCIAL OUTLOOK Initial Revenue guidance of $18 Million and Breakeven shifted by 6 months to 6/30/22 Strategic plan put in place for focus on growing key industry revenues, project execution Corporate reorganization of senior software and engineering teams (ongoing) Major new contract wins expected in Q4 2021 with revenues in 1H22 * Not directly comparable to current results due to re - presentation ** Includes $885K one - time charge for severance *** Forgiveness of Cares Act PPP Loan Nasdaq: DUOT

21 Balance Sheet (in ‘000s) Based on June 30, 2021 10 - Q (Unaudited) Based on Dec 31, 2020 10 - K (Audited) Current Assets $5,597 $5,803 Cash, A/R, Contract Assets* $5,215 $5,316 Current Liabilities $3,241 $3,636 Deferred Revenue, Contract Liabilities** $1,269 $1,025 Debt (SBA Loan)*** $ 0 $1,410 ____________ * Contract Assets become A/R as projects complete milestones ** Contract Liabilities reduce as project milestones completed *** SBA Loan was forgiven in 1Q21 Cash: $4.8M $4.0M Working Capital: $2.7M $2.2M Stockholders Equity: $3.2M $1.9M Selected Data Nasdaq: DUOT

22 Common Stock 3,589,834 Warrants Options 1,376,666 * 440,838 ** Series B Convertible Preferred 243,572 *** Series C Convertible Preferred 818,182 *** Total Share Count Fully Diluted 6,469,092 Market Capitalization (Sept. 1, 2021)/Fully Diluted $22.9M/$30.4M Capital Structure ____________ * Weighted Average Exercise Price: $8.18/share ** Weighted Average Exercise Price: $5.02/share *** Common Stock Equivalent as converted = 1,705 Preferred Shares (Series B)/ 4,500 Preferred Shares (Series C) as of 9/1/2021 Nasdaq: DUOT Calculated by Intrinsic Value Method

23 Contact Us Duos Technologies Corporate Fei Kwong Duos Technologies Group, Inc. 904 - 652 - 1625 fk@duostech.com Investor Relations Matt Glover or Tom Colton Gateway Investor Relations 949 - 574 - 3860 DUOT@gatewayir.com Nasdaq: DUOT